[FRONT OF STOCK CERTIFICATE]
                        [Certificate outlined by border]
                                 [LOGO]
                          ELEXSYS INTERNATIONAL, INC.

NUMBER LU 6266 [graphic omitted]             SHARES [graphic omitted]
Incorporated Under the                       See reverse for certain definitions
Laws of the State of Delaware                CUSIP 28626C 10 8


This Certifies that
                    ["SPECIMEN" stamped here]

is the record holder of


    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $1.00 PAR VALUE, OF
       ==================ELEXSYS INTERNATIONAL, INC.==================

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/ Michael Shimada                          /s/ Milan Mandaric
-------------------                          ------------------
Secretary                                    President

                               [GRAPHIC OMITTED]
                          ELEXSYS INTERNATIONAL, INC.
                                 CORPORATE SEAL
                                 DELAWARE 1986

COUNTERSIGNED AND REGISTERED:  U.S. STOCK TRANSFER CORPORATION
                               (GLENDALE, CA)
                               TRANSFER AGENT AND REGISTRAR
                               BY AUTHORIZED SIGNATURE

[The artwork of the stock certificate is blue with embroidered borders.]

                          [BACK OF STOCK CERTIFICATE]

         The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations of restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM                       - as tenants in common
TEN ENT                       - as tenants in entireties
JT TEN                        - as joint tenants with right of survivorship and
                              not as tenants in common
UNIF GIFT MIN ACT             -________Custodian________
                                   (Cust)       (Minor)
                              under Uniform Gifts to Minors
                              Act____________________
                                   (State)
UNIF TRF MIN ACT              -________Custodian (until age_________)
                                   (Cust)
                               ________under Uniform Transfers to Minors
                                   (Minor)
                              Act____________________
                                   (State)

Additional abbreviations may also be used though not in the above list.



FOR VALUE RECEIVED,_______________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
[BOX OMITTED HERE]
                                        ["SPECIMEN" stamped here]
______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) _________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated__________________________


                                     X __________________________
                                     X __________________________
                               NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                       CORRESPOND WITH THE NAME(S) AS WRITTEN
                                       UPON THE FACE OF THE CERTIFICATE IN
                                       EVERY PARTICULAR, WITHOUT ALTERATION OR
                                       ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed

By__________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVING AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM). PURSUANT TO S.E.C. RULE 17Ad-15.